UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2022

Nuo Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-28443	23-3011702
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8285 El Rio, Suite 190, Houston, Texas 77054
(Address of principal executive offices) (Zip Code)

(346) 396-4770
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 2, 2022, Nuo Therapeutics, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders. The following matters were considered and voted upon:

1.	To elect four directors to serve on the Company’s Board of Directors, each to serve until the Company’s next annual meeting of stockholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To approve, on an advisory basis, the frequency of the advisory vote on executive compensation; and

5.	To ratify and approve the Company’s 2016 Omnibus Incentive Compensation Plan, as amended.

The results of the vote were as follows:

1.	Election of Directors	For	Withheld	Broker Non-Votes
	David E. Jorden	26,699,444	3,323	996,251
	C. Eric Winzer	26,198,490	504,277	996,251
	Scott M. Pittman	26,199,444	503,323	996,251
	Paul D. Mintz	26,199,444	503,323	996,251

		For	Withheld	Abstain
2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	27,697,944	1,074	0
		For	Withheld	Abstain
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers	26,692,397	5,370	5,000

		One Year	Two Years	Three Years	Abstain
4.	To approve, on an advisory basis, the frequency of the advisory vote on executive compensation	2,389,764	37,874	23,767,794	507,335

		For	Withheld	Abstain
5.	To ratify and approve the Company’s 2016 Omnibus Incentive Compensation Plan, as amended	26,188,825	7,988	505,954

In light of the voting results on Proposal 4 the Board of Directors has determined that the Company will include an advisory vote on executive compensation in the Company’s proxy materials every three years until the next required advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than the Company’s 2028 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive and Chief Financial Officer

Date: December 5, 2022